SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

March 23, 2004

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Illinois	1-15659	74-2928353
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Louisiana, Suite 5800

Houston, Texas 77002

(Address of principal executive offices including Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Item 5. Other Events.

On March 23, 2004, Dynegy Inc. (“Dynegy”), the parent company of Illinois-based utility Illinois Power Company (“Illinois Power”), entered into an amendment (“Amendment No. 1”) to the stock purchase agreement (the “Purchase Agreement”) dated February 2, 2004 under which Ameren Corporation (“Ameren”) will acquire all of the outstanding common and preferred stock of Illinois Power owned by Illinova Corporation, a Dynegy subsidiary, and Dynegy’s 20 percent minority interest in the Joppa power generation facility in Joppa, Ill. in exchange for $2.3 billion, subject to specified adjustments. The Purchase Agreement is filed as exhibit 2.1 to the current report on Form 8-K filed by Dynegy on February 4, 2004.

Amendment No. 1 provides for the following:

•	an extension from 30 days to 90 days of the period following the execution of the Purchase Agreement during which Dynegy Midwest Generation, Inc., a wholly owned Dynegy subsidiary (“DMG”), and Illinois Power are obligated to finalize an Easement and Facilities Agreement relating to certain real property and power generation assets owned by DMG;

•	changes to or additions of ancillary agreements relating to the provision of power to Illinois Power following the closing; and

•	conforming changes and other amendments to the Purchase Agreement and the applicable schedules thereto.

On March 24th and March 25th, respectively, Dynegy, Illinois Power, Illinova Generating Company and Ameren jointly filed with the Illinois Commerce Commission and the Federal Energy Regulatory Commission their requests for expedited review and approval of the transactions contemplated by the Purchase Agreement, as amended by Amendment No. 1.

A copy of the Purchase Agreement is incorporated in this report as exhibit 2.1 and a copy of Amendment No. 1 is included herein as exhibit 2.2. The Purchase Agreement and Amendment No. 1 are incorporated in this Item 5 by reference. The foregoing descriptions of Amendment No. 1 and the Purchase Agreement, and the transactions contemplated thereby or discussed therein, are qualified in their entirety by reference to such exhibits.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Financial Statements: Not applicable

(b) Pro Forma Financial Information: Not applicable

(c) Exhibits:

Exhibit No.	Document

2.1	Purchase Agreement dated February 2, 2004 among Dynegy Inc., Illinova Corporation, Illinova Generating Company and Ameren Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Dynegy Inc. filed on February 4, 2004, File No. 1-15659).

*2.2	Amendment No. 1 to Stock Purchase Agreement dated March 23, 2004 among Dynegy Inc., Illinova Corporation, Illinova Generating Company and Ameren Corporation.

* Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC. (Registrant)

Dated: March 25, 2004	By:	/s/ J. KEVIN BLODGETT

	Name: Title:	J. Kevin Blodgett Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Document

2.1	Purchase Agreement dated February 2, 2004 among Dynegy Inc., Illinova Corporation, Illinova Generating Company and Ameren Corporation (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K of Dynegy Inc. filed on February 4, 2004, File No. 1-15659).

*2.2	Amendment No. 1 to Stock Purchase Agreement dated March 23, 2004 among Dynegy Inc., Illinova Corporation, Illinova Generating Company and Ameren Corporation.

* Filed herewith.